September 28, 2010

Summary Prospectus

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc.  |  Investor, Institutional and Class R Shares

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc.	MDSWX	MBSWX	MCSWX	MASWX	MRUSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 28, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts About BlackRock Small Cap Growth Fund II

Investment Objective

The investment objective of BlackRock Small Cap Growth Fund II (“Small Cap Growth” or the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Growth. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 15 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-55 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[4]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.62%	1.08%	0.89%	0.61%	0.76%
Administration Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Miscellaneous Other Expenses	0.42%	0.88%	0.69%	0.41%	0.56%
Total Annual Fund Operating Expenses	1.57%	2.78%	2.59%	1.31%	1.96%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) of BlackRock Master LLC (the “Master LLC”). Management fees are paid by the Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$676	$995	$1,335	$2,294
Investor B Shares	$731	$1,212	$1,669	$2,819
Investor C Shares	$362	$805	$1,375	$2,925
Institutional Shares	$133	$415	$718	$1,579
Class R Shares	$199	$615	$1,057	$2,285

You would pay the following expenses if you did not redeem your shares:

Investor B Shares	$281	$862	$1,469	$2,819
Investor C Shares	$262	$805	$1,375	$2,925

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Small Cap Growth will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and at least 80% of its assets in securities or instruments of issuers located in the United States. The Fund emphasizes those securities that Fund management believes have above average prospects for earnings growth. The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

Although a universal definition of small cap companies does not exist, the Fund generally defines these companies as those with a market capitalization similar to the market capitalization of companies in the Russell 2000® or the S&P SmallCap 600® Index at the time of the Fund’s investment. As of June 30, 2010, the Russell 2000® included companies with capitalizations between $112.0 million and $2.3 billion and the S&P SmallCap 600® Index included companies with capitalizations between $28.6 million and $2.9 billion.

The Fund invests all of its assets in the Portfolio, a series of the Master LLC that has the same objective and strategies as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Small Cap Growth, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

■

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The returns for Class R Shares prior to February 4, 2003, the commencement of operations of Class R Shares, are based upon performance of Small Cap Growth’s Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares.

The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 2000® Growth Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees and sales charges. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. Updated information can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Small Cap Growth Fund II

As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 26.51% (quarter ended June 30, 2009) and the lowest return for a quarter was –29.25% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2010 was –4.21%.

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Small Cap Growth Fund II — Investor A
Return Before Taxes	27.09%	1.26%	0.72%
Return After Taxes on Distributions	27.09%	0.29%	(0.14)%
Return After Taxes on Distributions and Sale of Fund Shares	17.61%	0.94%	0.31%
BlackRock Small Cap Growth Fund II — Investor B
Return Before Taxes	27.85%	1.02%	0.62%
BlackRock Small Cap Growth Fund II — Investor C
Return Before Taxes	31.68%	1.42%	0.40%
BlackRock Small Cap Growth Fund II — Institutional
Return Before Taxes	34.39%	2.62%	1.52%
BlackRock Small Cap Growth Fund II — Class R
Return Before Taxes	33.46%	1.99%	1.05%
Russell 2000 Growth Index (Reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	(1.37)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

Small Cap Growth’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Capital Management, Inc. Where applicable, “BlackRock” refers also to the sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Andrew F. Thut	2006	Managing Director of BlackRock, Inc.
Andrew Leger	2006	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of Small Cap Growth each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial professional or financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019) or by the Internet at www.blackrock.com/funds.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for retirement plans. • $50, if establishing Automatic Investment Plan (“AIP”).	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or your financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated September 28, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-08797 © BlackRock Advisors, LLC BlackRock Small Cap Growth Fund II of BlackRock Series Inc. — Investor SPRO-SCGII-0910